                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 25, 2002
                                                   --------------
                   Newport International Group Inc.
                             -----------
         (Exact name of registrant as specified in its charter)

                              Delaware
                              --------
            (State or other jurisdiction of incorporation)

                 0-30587                         23-3030650
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         (Commission File Number)     (IRS Employer Identification No.)

       11863 Wimbledon Circle, #418, Wellington, FL         33414
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      (Address of principal executive offices)         (Zip Code)

                            (561) 389-6725
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          Registrant's telephone number, including area code:

                                 n/a
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              (Former name, address and telephone number)

ITEM 5. OTHER EVENTS

        Our initial market maker, VFinance Investments, Inc., received clearance from the NASD to begin trading our Common Stock, effective April
25, 2002, on the OTC Bulletin Board(R) Service under the symbol, "NWPI."

                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWPORT INTERNATIONAL GROUP INC.

                                      /s/ Soloman Lam
                                      -------------------------------
                                      Soloman Lam, President

Date: April 25, 2002